JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

1 Corporate Way
Lansing, Michigan 48951

January 29, 2016
Dear Contract Owner:
Enclosed is a notice of a Special Meeting of Shareholders of the JNL/Capital Guardian Global Diversified Research Fund (the “Capital Guardian Fund” or the “Acquired Fund”), a series of JNL Series Trust (the “Trust”).  The Special Meeting of Shareholders of the Acquired Fund is scheduled to be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan, 48951, on March 21, 2016, at 10:00 a.m., Eastern Time (the “Meeting”).  At the Meeting, the shareholders of the Acquired Fund will be asked to approve the proposal described below.
The Trust’s Board of Trustees (the “Board”) called the Meeting to request shareholder approval of the reorganization (the “Reorganization”) of the Acquired Fund into the JNL/Oppenheimer Global Growth Fund (the “Acquiring Fund”), also a series of the Trust.
The Board has approved this proposal.
Both the Acquired Fund and the Acquiring Fund are managed by Jackson National Asset Management, LLC (“JNAM”), and each is sub-advised by an investment sub-adviser.  If the Reorganization is approved and implemented, each person that invests indirectly in the Acquired Fund will automatically become an investor indirectly in the Acquiring Fund.
Pending shareholder approval, on April 22, 2016 or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”), you will invest indirectly in shares of the Acquiring Fund in an amount equal to the dollar value of your interest in the Acquired Fund on the Closing Date. No sales charge, redemption fees or other transaction fees will be imposed in the Reorganization. The Reorganization will not cause any fees or charges under your contract to be greater after the Reorganization than before, and the Reorganization will not alter your rights under your contract or the obligations of the insurance company that issued the contract.

You may wish to take actions relating to your future allocation of premium payments under your insurance contract to the various investment divisions (“Divisions”) of the separate account. You may execute certain changes prior to the Reorganization, in addition to participating in the Reorganization with regard to the Acquiring Fund.

All actions with regard to the Acquired Fund need to be completed by the Closing Date.  In the absence of new instructions prior to the Closing Date, future premium payments previously allocated to the Acquired Fund Division will be allocated to the Acquiring Fund Division.  The Acquiring Fund Division will be the Division for future allocations under the Dollar Cost Averaging, Earnings Sweep and Rebalancing Programs (together, the “Programs”).  In addition to the Acquiring Fund Division there are other Divisions investing in mutual funds that seek long-term capital growth.  If you want to transfer all or a portion of your Contract Value out of the Acquired Fund Division prior to the Reorganization you may do so and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge. In addition, after the Reorganization if you want to transfer all or a portion of your Contract Value out of the Acquiring Fund Division you may do so within 60 days following the Closing Date and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge.  You will be provided with an additional notification of this free-transfer policy on or about April 25, 2016.

If you want to change your allocation instructions as to your future premium payments or the Programs, or if you require summary descriptions of the other underlying funds and Divisions available under your contract or additional copies of the prospectuses for other funds underlying the Divisions, please contact:

For Jackson variable annuity policies:

Annuity Service Center
P.O. Box 30314
Lansing, Michigan 48909-7814
1-800-644-4565
www.jackson.com

For Jackson New York variable annuity policies:

Jackson of NY Service Center
P.O. Box 30313
Lansing, Michigan 48909-7813
1-800-599-5651
www.jackson.com

An owner of a variable annuity contract or certificate that participates in the Acquired Fund through the Divisions of separate accounts established by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) is entitled to instruct the applicable Insurance Company how to vote the Acquired Fund shares related to the ownership interest in those accounts as of the close of business on January 22, 2016.  The attached Notice of Special Meeting of Shareholders and Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.
You are cordially invited to attend the Meeting.  Because it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your right to vote your shares by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions.  Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even if you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet.  At any time prior to the Meeting, you may revoke your voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.  Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.
Very truly yours,

Mark D. Nerud
Trustee, President and Chief Executive Officer
JNL Series Trust

JNL SERIES TRUST

JNL/Capital Guardian Global Diversified Research Fund

1 Corporate Way
Lansing, Michigan 48951

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 21, 2016

To the Shareholders:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the JNL/Capital Guardian Global Diversified Research Fund (the “Capital Guardian Fund” or the “Acquired Fund”), a series of JNL Series Trust (the “Trust”) will be held on March 21, 2016, at 10:00 a.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 (the “Meeting”).

The Meeting will be held to act on the following agenda items:
1.	To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees (the “Board”), which provides for the reorganization of the Capital Guardian Fund into the JNL/Oppenheimer Global Growth Fund, also a series of the Trust.
2.	To transact other business that may properly come before the Meeting or any adjournments thereof.
Please note that owners of variable life insurance policies or variable annuity contracts or certificates (the “Contract Owners”) issued by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) who have invested in shares of the Acquired Fund through the investment divisions of a separate account or accounts of an Insurance Company (“Separate Account”) will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above agenda items.
You should read the Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card.  The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract Owners entitled to provide voting instructions at the Meeting and any adjournments thereof has been fixed as the close of business on January 22, 2016.  If you attend the Meeting, you may vote or give your voting instructions in person.
YOUR VOTE IS IMPORTANT
PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY
Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Acquired Fund in the enclosed postage-paid envelope.  You also can vote or provide voting instructions through the Internet or by telephone using the 14-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions.  At any time prior to the Meeting, you may revoke your voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.  If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time.  The Board recommends that you vote or provide voting instructions to vote FOR the proposal.

By order of the Board,

Mark D. Nerud
Trustee, President & Chief Executive Officer
January 29, 2016
Lansing, Michigan
ii

JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

CONTRACT OWNER VOTING INSTRUCTIONS
REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

JNL/CAPITAL GUARDIAN GLOBAL DIVERSIFIED RESEARCH FUND
A SERIES OF JNL SERIES TRUST

TO BE HELD ON MARCH 21, 2016
DATED:  JANUARY 29, 2016
GENERAL
These Contract Owner Voting Instructions are being furnished by Jackson National Life Insurance Company (“Jackson National”), or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and, together, the “Insurance Companies”), each of which is a stock life insurance company, to owners of their variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) who, as of January 22, 2016 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of their separate accounts (the “Separate Accounts”) that are invested in shares of the JNL/Capital Guardian Global Diversified Research Fund (the “Capital Guardian Fund” or “Acquired Fund”), a series of JNL Series Trust (the “Trust” or “JNLST”).
The Trust is a Massachusetts business trust registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.

Each Insurance Company is required to offer Contract Owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Acquired Fund (the “Shares”) held by its Separate Accounts, as to how it should vote on the reorganization proposal (the “Proposal”) to be considered at the Special Meeting of Shareholders of the Acquired Fund referred to in the preceding Notice and at any adjournments (the “Meeting”).  The enclosed Proxy Statement and Prospectus, which you should retain for future reference, concisely sets forth information about the proposed reorganization involving the Acquired Fund and a series of the Trust that a Contract Owner should know before completing the enclosed voting instruction card.

These Contract Owner Voting Instructions and the accompanying voting instruction card are being mailed to Contract Owners on or about January 29, 2016.
HOW TO INSTRUCT AN INSURANCE COMPANY
To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contract Owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope.  Contract Owners also may provide voting instructions by phone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.
If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.
The number of Shares held in the investment division of a Separate Account corresponding to the Acquired Fund for which a Contract Owner may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the Acquired Fund.  At any time prior to an Insurance Company’s voting at the Meeting, a Contract Owner may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-
i

dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.
HOW AN INSURANCE COMPANY WILL VOTE
An Insurance Company will vote the Shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions.  Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from a Contract Owner, or that are attributable to amounts retained by an Insurance Company or its affiliate as surplus or seed money, will be voted by the applicable Insurance Company either for or against approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners (other than the Insurance Company) have provided voting instructions to the Insurance Company. Similarly, the Insurance Companies and their affiliates will vote their own shares and will vote shares of the regulated investment companies that are held by Fund of Funds’ whose shares are held by a Separate Account in the same proportion as voting instructions timely given by Contract Owners for those respective regulated investment companies .  As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the Proposal.
OTHER MATTERS
The Insurance Companies are not aware of any matters, other than the Proposal, to be acted on at the Meeting.  If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion.  Voting instruction cards may be solicited by employees of Jackson National or its affiliates as well as officers and agents of the Trust.  The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.
If the necessary quorum to transact business is not established or the vote required to approve or reject the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions.  The persons named as proxies will vote in favor of such adjournment with respect to those Shares for which they received voting instructions in favor of the Proposal and will vote against any such adjournment those Shares for which they received voting instructions against the Proposal.
It is important that your Contract be represented.  Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope.  You may also provide your voting instructions by telephone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.
ii

PROXY STATEMENT

for

JNL/Capital Guardian Global Diversified Research Fund, a series of JNL Series Trust

and

PROSPECTUS

for

JNL/Oppenheimer Global Growth Fund, a series of JNL Series Trust

Dated
January 29, 2016

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

This Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) issued by Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of January 22, 2016, had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in the JNL/Capital Guardian Global Diversified Research Fund (the “Capital Guardian Fund” or the “Acquired Fund”), a series of JNL Series Trust (the “Trust”), an open-end management investment company registered with the Securities and Exchange Commission (“SEC”).  The purpose of this Proxy Statement/Prospectus is for shareholders of the Capital Guardian Fund to vote on a Plan of Reorganization, adopted by the Trust’s Board of Trustees (the “Board”), which provides for the reorganization of the Capital Guardian Fund into the JNL/Oppenheimer Global Growth Fund (the “Oppenheimer Fund” or the “Acquiring Fund”), also a series of the Trust.
This Proxy Statement/Prospectus also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders that were invested in the Acquired Fund as of January 22, 2016.  Contract Owners are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposal contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of proxies to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at 1 Corporate Way, Lansing, Michigan 48951, on March 21, 2016, at 10:00 a.m., Eastern Time, or any adjournment or adjournments thereof (the “Meeting”).
THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

The proposal described in this Proxy Statement/Prospectus is as follows:
Proposal		Shareholders Entitled to Vote on the Proposal
1.	To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the Capital Guardian Fund into the Oppenheimer Fund, a series of the Trust.	Shareholders of the Capital Guardian Fund
The reorganization referred to in the above proposal is referred to herein as the “Reorganization.”
This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposal that you should know before voting or providing voting instructions.  Additional information about the Trust has been filed with the SEC and is available upon oral or written request without charge.  This Proxy Statement/Prospectus is being provided to the Insurance Companies and mailed to Contract Owners on or about January 29, 2016.  It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract Owners and in accordance with voting procedures established by the Trust.
The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:
1.	The Prospectus and Statement of Additional Information of the Trust, each dated April 27, 2015, as supplemented, with respect to the Capital Guardian Fund and the Oppenheimer Fund (File Nos. 033-87244 and 811-8894);
2.	The Annual Report to Shareholders of the Trust with respect to the Capital Guardian Fund and the Oppenheimer Fund for the fiscal year ended December 31, 2014 (File Nos. 033-87244 and 811-8894);
3.	The Semi-Annual Report to Shareholders of JNLST with respect to the Capital Guardian Fund and the Oppenheimer Fund for the period ended June 30, 2015 (File Nos. 033-87244 and 811-8894);
4.	The Statement of Additional Information dated January 29, 2016, relating to the Reorganization (File No. 333-208573 ).
For a free copy of any of the above documents, please call or write to the phone numbers or address below.
Contract Owners can learn more about the Acquired Fund and the Acquiring Fund in the Trust’s Annual and Semi-Annual Reports listed above, which has been furnished to Contract Owners.  Contract Owners may request another copy thereof, without charge, by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.
The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  Accordingly, it must file certain reports and other information with the SEC.  You can copy and review proxy material, reports and other information about the Trust at the SEC’s Public Reference Room in Washington, DC.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  Proxy material, reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.
ii

iii

SUMMARY
You should read this entire Proxy Statement/Prospectus carefully.  For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.
The Proposed Reorganization
The proposed Reorganization is as follows:
Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the Capital Guardian Fund into the Oppenheimer Fund, a series of the Trust.	Shareholders of the Capital Guardian Fund

This Proxy Statement/Prospectus is soliciting shareholders with amounts invested in the Acquired Fund as of January 22, 2016 to approve the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund.  (The Acquired Fund and Acquiring Fund are each sometimes referred to herein as a “Fund” and collectively, the “Funds.”)
The Acquired Fund’s shares are divided into two classes, designated Class A and Class B shares (“Acquired Fund Shares”).  The Acquiring Fund’s shares also are divided into two classes, designated Class A and Class B shares (“Acquiring Fund Shares”).
The Plan of Reorganization provides for:
•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund’s net assets;
•	the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;
•	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contract Owners) of those Acquiring Fund Shares; and
•	the complete termination of the Acquired Fund.
A comparison of the investment objective(s), principal investment policies and strategies and principal risks of the Acquired Fund and the Acquiring Fund is included in “Comparison of Investment Objectives, Principal Policies and Strategies” and “Comparison of Principal Risk Factors” below.  The Funds have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in “Additional Information about the Acquiring Fund” below.  Each Fund offers its shares to Separate Accounts and certain other eligible investors.  Shares of each Fund are offered and redeemed at their net asset value without any sales load.  You will not incur any sales loads or similar transaction charges as a result of the Reorganization.
The Reorganization is expected to be effective as of the close of business on April 22, 2016, or on such later date as may be deemed necessary in the judgment of the Trust’s Board of Trustees (the “Board”) in accordance with the Plan of Reorganization (the “Closing Date”).  As a result of the Reorganization, a shareholder invested in shares of the Acquired Fund would become an owner of shares of the Acquiring Fund.  Such shareholder would hold, immediately after the Closing Date, shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Acquired Fund Shares that were held by the shareholder as of the Closing Date.  Similarly, each Contract Owner whose Contract values are invested indirectly in shares of the Acquired Fund would become indirectly invested in shares of the Acquiring Fund. The Contract value of each such Contract Owner would be invested indirectly, immediately after the Closing Date, in shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Acquired Fund shares in which the Contract Owner invested indirectly as of the Closing Date.  It is expected that there will be no adverse tax consequences to Contract Owners as a result of the Reorganization.  Please see “Additional Information about the Reorganization – Federal Income Tax Consequences of the Reorganization” below for further information.
The Board unanimously approved the Plan of Reorganization with respect to the Capital Guardian Fund.  Accordingly, the Board is submitting the Plan of Reorganization for approval by the Acquired Fund’s shareholders.  In considering whether to approve the proposal (“Proposal”), you should review the Proposal for the Acquired Fund in which you were invested on the Record Date (as defined under “Voting Information”).  In addition, you should review the information in this Proxy Statement/Prospectus that relates to the Proposal and the Plan of Reorganization generally.  The Board recommends that you vote “FOR” the Proposal to approve the Plan of Reorganization.
PROPOSAL:	APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE CAPITAL GUARDIAN FUND INTO THE OPPENHEIMER FUND.

This Proposal requests the approval of Capital Guardian Fund shareholders of the Plan of Reorganization pursuant to which the Capital Guardian Fund will be reorganized into the Oppenheimer Fund.
In considering whether you should approve this Proposal, you should note that:
•	The Funds have substantially similar investment objectives. The Capital Guardian Fund seeks long-term growth of capital, while the Oppenheimer Fund seeks capital appreciation.
•	In addition to having substantially similar investment objectives, the Funds also employ similar principal investment strategies in seeking to achieve those objectives. Both Funds invest mainly in common stocks of both U.S. and non-U.S. issuers and can invest without limit in foreign securities even in developing or emerging market countries. The Oppenheimer Fund currently emphasizes its investments in developed markets and normally will invest in at least three countries (one of which may be the United States). The Capital Guardian Fund normally will invest in companies with market capitalization of greater than $1 billion at the time of purchase. The Oppenheimer Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid- and large-cap companies. The Capital Guardian Fund may from time to time purchase derivative securities, such as forward currency contracts and currency futures and options, to, among other reasons, manage foreign currency exposure, provide liquidity, provide exposure not otherwise available, manage risk, and implement investment strategies in a more efficient manner. For a detailed comparison of each Fund’s investment policies and strategies, see “Comparison of Investment Objectives, Principal Policies and Strategies” below.
•	The Funds also have some overlap in their risk profiles, although there are differences of which you should be aware. Each Fund’s principal risks include currency risk, emerging markets and less developed countries risk, equity securities risk, equity securities risk, foreign regulatory risk, foreign securities risk, and managed portfolio risk. The Capital Guardian Fund, however, also is subject to derivatives risk and investments in IPOs risk, while these generally are not principal risks for the Oppenheimer Fund. In addition, the principal risks of investing in the Oppenheimer Fund also include company risk, cyclical opportunities risk, depositary receipts risk, European investments risk, event driven and special situations risk, investment strategy risk, investment style risk, market risk, mid-capitalization investing risk, and stock risk, which are not principal risks of investing in the Capital Guardian Fund. For a detailed comparison of each Fund’s risks, see both “Comparison of Principal Risk Factors” below and Appendix B.
•	Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) currently serves as the investment adviser and administrator for each Fund and would continue to manage and administer the Oppenheimer Fund after the Reorganization. JNAM has received an exemptive order from the SEC that generally permits JNAM, with approval from the Trust’s Board of Trustees, to appoint, dismiss and replace each Fund’s unaffiliated sub-adviser(s) and to amend the advisory agreements between JNAM and the unaffiliated sub-advisers, without obtaining shareholder approval. However, any amendment to an advisory agreement between JNAM and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval.  JNAM has appointed Capital Guardian Trust Company as the sub-adviser to manage the assets of the Capital Guardian Fund, and has appointed OppenheimerFunds, Inc. (“OFI”) as the sub-adviser to manage the assets of the Oppenheimer Fund.  It is anticipated that OFI will continue to sub-advise the Oppenheimer Fund after the Reorganization.  For a detailed description of JNAM and the Oppenheimer Fund’s sub-adviser, please see “Additional Information about the Acquiring Fund - The Adviser” and “Additional Information about the Acquiring Fund - The Sub-Adviser” below.

•	The Capital Guardian Fund and the Oppenheimer Fund had net assets of approximately $421 million and $1 .4 billion , respectively, as of September 30, 2015. Thus, if the Reorganization had been in effect on that date, the Capital Guardian Fund combined with the Oppenheimer Fund (the “Combined Fund”) would have had net assets of approximately $1 .8 billion .
•	Class A shareholders of the Capital Guardian Fund will receive Class A shares of the Oppenheimer Fund, and Class B shareholders of the Capital Guardian Fund will receive Class B shares of the Oppenheimer Fund, pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 (the “Code”). Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Acquiring Fund” below for more information.
•	The management fees and the total annual fund operating expense ratio for the Oppenheimer Fund, following the Reorganization, will be lower than those of the Capital Guardian Fund currently. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.
•	The maximum management fee for the Capital Guardian Fund is equal to an annual rate of 0.75% of its average daily net assets, while the maximum management fee for the Oppenheimer Fund is equal to an annual rate of 0.70% of its average daily net assets. As of September 30, 2015, the actual management fees of the Capital Guardian Fund and the Oppenheimer Fund were 0.72% and 0.62%, respectively. The current administrative fee payable to JNAM, as the administrator of the Capital Guardian Fund and the Oppenheimer Fund, is 0.15% for each Fund. For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.
•	Following the Reorganization, the Combined Fund will be managed in accordance with the investment objective, policies and strategies of the Oppenheimer Fund. It is not expected that the Oppenheimer Fund will revise any of its investment policies following the Reorganization to reflect those of the Capital Guardian Fund.
•	The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction as well as the costs associated with obtaining a consent of independent registered public accounting firm, will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization. Each Fund will bear its proportionate share of the transaction expenses based on the relative net asset value of each Fund at the time of the Reorganization , which typically includes but is not limited to trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (“Transaction Costs”), associated with the Reorganization. Such Transaction Costs are estimated to be $236,787. Please see “Additional Information about the Reorganization” below for more information.
Comparative Fee and Expense Tables
The following tables show the fees and expenses of each Fund and the estimated pro forma fees and expenses of Class A and Class B shares of the Acquiring Fund after giving effect to the proposed Reorganization.  Fees and expenses for each Fund are based on those incurred for the fiscal year ended December 31, 2014.  The pro forma fees and expenses of the Acquiring Fund Shares assume that the Reorganization had been in effect for the year ended December 31, 2014.  The tables below do not reflect any fees and expenses related to the Contracts, which would increase overall fees and expenses.  See a Contract prospectus for a description of those fees and expenses.
Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund: Capital Guardian Fund		Acquiring Fund: Oppenheimer Fund		Pro Forma Oppenheimer Fund (assuming expected operating expenses if the Reorganization is approved)
	Class A	Class B	Class A	Class B	Class A	Class B
Management Fee	0.72%	0.72%	0.63%	0.63%	0.62%	0.62%
Distribution and/or Service Fees (12b-1 fees)	0.20%	0.00%	0.20%	0.00%	0.20%	0.00%
Other Expenses[1]	0.15%	0.15%	0.16%	0.16%	0.16%	0.16%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.08%	0.88%	0.99%	0.79%	0.98%	0.78%
Less Waiver/Reimbursement[3]	0.00%	0.00%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	1.08%	0.88%	0.98%	0.78%	0.97%	0.77%

1 “Other Expenses” includes an Administrative Fee of 0.15% for both the Capital Guardian Fund and the Oppenheimer Fund, which are payable to JNAM.
2 Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.
3 Jackson National Asset Management, LLC has entered into a contractual agreement with the Oppenheimer Fund under which it will waive 0.05% on the first $300M of Net Assets in Management Fees. This fee waiver will continue for at least one year from the date of the Oppenheimer Fund’s prospectus unless the Board of Trustees approves a change in or elimination of the waiver.

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included.  The example assumes that:
•	You invest $10,000 in a Fund for the time periods indicated;
•	Your investment has a 5% annual return;
•	The Fund’s operating expenses remain the same as they were as of December 31, 2014; and
•	You redeem your investment at the end of each time period.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Capital Guardian Fund
Class A	$110	$343	$595	$1,317
Class B	$90	$281	$488	$1,084
Oppenheimer Fund
Class A	$100	$314	$546	$1,212
Class B	$80	$251	$438	$977
Pro Forma Oppenheimer Fund (assuming expected operating expenses if the Reorganization is approved)
Class A	$99	$311	$541	$1,201
Class B	$79	$248	$432	$965

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  For the fiscal year ended December 31, 2014, the portfolio turnover rates for the Capital Guardian Fund and the Oppenheimer Fund were 34% and 20%, respectively, of the average value of each Fund. Additionally, for the six-month period ended June 30, 2015, the portfolio turnover rates for the Capital Guardian Fund and the Oppenheimer Fund were 21% and 8%, respectively, of the average value of each Fund.

Comparison of Investment Adviser and Sub-Adviser
The following table compares the investment adviser and sub-adviser of the Oppenheimer Fund with those of the Capital Guardian Fund.
Acquiring Fund	Acquired Fund
Oppenheimer Fund	Capital Guardian Fund
Investment Adviser Jackson National Asset Management, LLC Investment Sub-Adviser OppenheimerFunds, Inc.	Investment Adviser Jackson National Asset Management, LLC Investment Sub-Adviser Capital Guardian Trust Company
Comparison of Investment Objectives, Principal Policies and Strategies
The following table compares the investment objectives and principal investment policies and strategies of the Oppenheimer Fund with those of the Capital Guardian Fund.  The Board of Trustees may change the investment objective of a Fund without a vote of the Fund’s shareholders.  For more detailed information about each Fund’s investment strategies and risks, see Appendix B.

Acquiring Fund	Acquired Fund
Oppenheimer Fund	Capital Guardian Fund
Investment Objective The investment objective of the Fund is to seek capital appreciation.	Investment Objective The investment objective of the Fund is long-term growth of capital.
Principal Investment Strategies

The Fund invests mainly in common stock of U.S. and foreign companies. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the Fund currently emphasizes its investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid- and large-cap companies.

The Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.

Principal Investment Strategies

The Fund seeks to meet its objective by investing at least 80% of its assets in a portfolio consisting of equity securities of U.S. and non-U.S. issuers. The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $1 billion at the time of purchase.

The Fund may also invest in equity securities of developing country emerging market issuers.

The Sub-Adviser primarily looks for quality companies, regardless of domicile, that have sustainable growth. The investment approach combines a thematic approach to idea generation with bottom-up, fundamental company analysis. The Sub-Adviser seeks to identify secular changes in the world and looks for pockets of durable change that the Sub-Adviser believes will drive global growth for the next decade. These large scale structural themes are referred to collectively as MANTRA®: Mass Affluence, New Technology, Restructuring, and Aging. The Sub-Adviser does not target a fixed allocation with regard to any particular theme, and may choose to focus on various sub-themes within each theme. Within each sub-theme, the Sub-Adviser employs fundamental company analysis to select investments for the Fund’s portfolio. The economic characteristics the Sub-Adviser seeks include a combination of high return on invested capital, good cash flow characteristics, high barriers to entry, dominant market share, a strong competitive position, talented management, and balance sheet strength that the portfolio manager believes will enable the company to fund its own growth. These criteria may vary. The Sub-Adviser also considers how industry dynamics, market trends and general economic conditions may affect a company’s earnings outlook.

The Sub-Adviser has a long-term investment horizon of typically three to five years. The Sub-Adviser also has a contrarian buy discipline; the Sub-Adviser buys high
No corresponding investment strategy.

Acquiring Fund	Acquired Fund
Oppenheimer Fund	Capital Guardian Fund
quality companies that fit the investment criteria when the valuations underestimate their long-term earnings potential. For example, a company’s stock price may dislocate from its fundamental outlook due to a short-term earnings glitch or negative, short-term market sentiment, which can give rise to an investment opportunity. The Sub-Adviser monitors individual issuers for changes in earnings potential or other effects of changing market conditions that may trigger a decision to sell a security, but do not require a decision to do so.
No corresponding investment strategy.
Consistent with the Fund’s objectives, the Fund may from time to time purchase derivative securities, such as forward currency contracts and currency futures and options, to, among other reasons, manage foreign currency exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.  Derivatives will not be used, however, to leverage the Fund’s exposure above its total net assets.

The Fund’s performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (“IPOs”) or companies with relatively small market capitalizations.  IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base.  A Fund may not experience similar performance as its assets grow.

Comparison of Principal Risk Factors
An investment in a Fund is not guaranteed.  As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund.  The following table compares the principal risks of an investment in each Fund.  For additional information about each principal risk and other applicable risks, see Appendix B.
	Acquiring Fund	Acquired Fund
Risks	Oppenheimer Fund	Capital Guardian Fund
Company risk	X
Currency risk	X	X
Cyclical opportunities risk	X
Depositary receipts risk	X

	Acquiring Fund	Acquired Fund
Risks	Oppenheimer Fund	Capital Guardian Fund
Derivatives risk		X
Emerging markets and less developed countries risk	X	X
Equity securities risk	X	X
European investment risk	X
Event driven and special situations risk	X
Foreign regulatory risk	X	X
Foreign securities risk	X	X
Investment strategy risk	X
Investment style risk	X
Investments in IPOs risk		X
Managed portfolio risk	X	X
Market risk	X
Mid-capitalization investing risk	X
Stock risk	X
Comparison of Fundamental Policies
Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval.  The following table compares the fundamental policies of the Oppenheimer Fund with those of the Capital Guardian Fund.

	Acquiring Fund	Acquired Fund
	Oppenheimer Fund	Capital Guardian Fund
(1)	The Fund shall be a “diversified company,” as such term is defined under the Investment Company Act of 1940, as amended (“1940 Act”).	Same.
(2)	The Fund may not invest more than 25% of the value of its respective assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities).	Same.
(3)	The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.	Same.
(4)
The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).
Same.
(5)
The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).
Same.
(6)
The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.
Same.
(7)
The Fund may not invest more than 10% of its net assets in illiquid securities.  This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or commercial paper issued in reliance upon the exemption from registration contained in Section 4(a)(2) of the 1933 Act, which have been determined to be liquid in accord with guidelines established by the Fund’s Board of Trustees.

The Fund may not invest more than 15% of its net assets in illiquid securities.  This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or commercial paper issued in reliance upon the exemption from registration contained in Section 4(a)(2) of the 1933 Act, which have been determined to be liquid in accord with guidelines established by the Fund’s Board of Trustees.

(8)	The Fund may not issue senior securities except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the	Same.

Acquiring Fund	Acquired Fund
Oppenheimer Fund	Capital Guardian Fund
value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where segregated.
Comparative Performance Information
The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in the Fund’s performance from year to year and by showing how each Fund’s average annual returns compared with those of broad-based securities market indices which have performance characteristics similar to those of the Funds.  Past performance is not an indication of future performance.

The returns shown in the bar chart and table do not include charges imposed under the Contracts.  If these amounts were reflected, returns would be less than those shown.

Capital Guardian Fund – Calendar Year Total Returns
Class A

Best Quarter (ended 06/30/2009): 24.25%; Worst Quarter (ended 12/31/2008): -24.89%

Class B

Best Quarter (ended 06/30/2009): 24.40%; Worst Quarter (ended 12/31/2008): -24.87%

Oppenheimer Fund – Calendar Year Total Returns
Class A

Best Quarter (ended 06/30/2009): 22.66%; Worst Quarter (ended 12/31/2008): -22.28%

Class B
Best Quarter (ended 06/30/2009): 22.76%; Worst Quarter (ended 12/31/2008): -22.15%

Capital Guardian Fund – Average Annual Total Returns as of December 31, 2015
	1 year	5 year	10 year
Capital Guardian Fund – Class A	2.67%	7.67%	5.80%
Capital Guardian Fund – Class B	2.90%	7.94%	6.05%
MSCI All Country World Index (Net) (reflects no deduction for fees, expenses or taxes)	-2.37%	6.09%	4.76%

Oppenheimer Fund – Average Annual Total Returns as of December 31, 2015
	1 year	5 year	10 year
Oppenheimer Fund – Class A	3.80%	8.12%	5.74%
Oppenheimer Fund – Class B	3.97%	8.31%	5.95%
MSCI All Country World Index (Net) (reflects no deduction for fees, expenses or taxes)	-2.37%	6.09%	4.76%
Capitalization
The following table shows the capitalization of each Fund as of June 30, 2015 and of the Oppenheimer Fund on a pro forma combined basis as of June 30, 2015 after giving effect to the proposed Reorganization.  The actual net assets of the Capital Guardian Fund and the Oppenheimer Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.  No assurance can be given as to how many shares of the

Oppenheimer Fund will be received by shareholders of Capital Guardian Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of the Oppenheimer Fund that will actually be received.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Capital Guardian Fund – Class A	$457,364,241	$33.74	13,554,907
Oppenheimer Fund – Class A	$1,529,341,452	$15.66	97,632,197
Adjustments	$(236,569) (a)		15,635,877 (b)
Pro forma Oppenheimer Fund – Class A (assuming the Reorganization is approved)	$1,986,469,124	$15.66	126,822,981
Capital Guardian Fund – Class B	$421,984	$34.12	12,366
Oppenheimer Fund – Class B	$1,131,962	$15.90	71,185
Adjustments	$(218) (a)		14,160 (b)
Pro forma Oppenheimer Fund – Class B (assuming the Reorganization is approved)	$1,553,728	$15.90	97,711
(a)  The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction as well as the costs associated with obtaining a consent of independent registered public accounting firm, will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization. Each Fund will bear its proportionate share of the Transaction Costs associated with the Reorganization.  Such Transaction Costs are estimated to be $236,787.
(b)  The adjustment to the pro forma shares outstanding number represents an increase in shares outstanding of the Oppenheimer Fund to reflect the exchange of shares of the Capital Guardian Fund.
The Reorganization provides for the acquisition of all the assets and all the liabilities of the Capital Guardian Fund by the Oppenheimer Fund.  If the Reorganization had taken place on June 30, 2015, the Oppenheimer Fund would have received 29,190,784 Class A shares and 26,526 Class B shares of the Capital Guardian Fund.
After careful consideration, the Trust’s Board of Trustees unanimously approved the Plan of Reorganization with respect to the Capital Guardian Fund.  Accordingly, the Board has submitted the Plan of Reorganization for approval by the Capital Guardian Fund’s shareholders.  The Board recommends that you vote “FOR” this Proposal.
*            *            *            *            *
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION
Terms of the Plan of Reorganization
The terms of the Plan of Reorganization are summarized below. For additional information, you should consult the Plan of Reorganization, a copy of which is attached as Appendix A.
If shareholders of the Acquired Fund approve the Plan of Reorganization, then the assets of the Acquired Fund will be acquired by, and in exchange for, Class A shares and Class B shares, respectively, of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by the Trust, and the Class A shares and Class B shares of the Acquiring Fund distributed to Class A and Class B shareholders, respectively, of the Acquired Fund in the redemption of the Class A and Class B Acquired Fund shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former shareholders of the Acquired Fund may be different than the number of shares of the Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the Acquiring Fund shares held immediately after the completion of the Reorganization will be the same as the total value of the Acquired Fund shares formerly held immediately before completion of the Reorganization).

It is anticipated that the Reorganization will be consummated as of the close of business on April 22, 2016, or on such later date as may be deemed necessary in the judgment of the Board and in accordance with the Plan of Reorganization (the “Closing Date”), subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that the Acquiring Fund would not be permitted to hold (“non-permitted investments”).
Description of the Securities to Be Issued
The shareholders of the Acquired Fund will receive Class A or Class B shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization.  Each such share will be fully paid and non-assessable by the Trust when issued and will have no preemptive or conversion rights.
The Trust may issue an unlimited number of full and fractional shares of beneficial interest of the Acquiring Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust.  Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share.  The Trust reserves the right to create and issue any number of Fund shares.  In that case, the shares of the Acquiring Fund would participate equally in the earnings, dividends, and assets of the Fund.  Upon liquidation of the Acquiring Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.  The Acquiring Fund is a series of the Trust.
The Trust currently offers two classes of shares, Class A and Class B, for the Acquiring Fund.  The Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class A shares of the Acquiring Fund.  The maximum distribution and/or service (12b-1) fee for the Acquiring Fund’s Class A shares is equal to an annual rate of 0.20% of the average daily net assets attributable to those shares.  Because these distribution/service fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Board Considerations

At a meeting of the Trust’s Board held on December 8-9, 2015, JNAM recommended that the Board consider and approve the proposed Reorganization.  In connection with the proposed Reorganization, the Board, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Independent Trustees”), considered written memoranda and other supporting materials provided by JNAM and discussed the potential benefits to the shareholders of the Acquired Fund under the proposed Reorganization. The Board considered that the Reorganization is part of an overall rationalization of the Trust’s offerings, and is designed to eliminate inefficiencies arising from offering overlapping funds with similar investment objectives and investment strategies that serve as investment options for the Contracts issued by the Insurance Companies and certain qualified and nonqualified plans. The Board also considered that the Reorganization also seeks to increase assets under management in the Acquiring Fund and seeks to achieve additional economies of scale. The objective of the Reorganization is to seek to ensure that a consolidated family of investments offers a streamlined, complete, and competitive set of underlying investment options to serve the interests of shareholders and Contract Owners. The Board noted that approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund. In determining whether to recommend approval of the Reorganization, the Board considered many factors, including:

●	Investment Objectives and Investment Strategies. The Board noted that the Reorganization will permit the Contract Owners with beneficial interest in the Acquired Fund to continue to invest in a professionally managed fund with similar investment goals, noting that the Acquired Fund’s investment objective is to seek long-term growth of capital and the Acquiring Fund’s investment objective is to seek capital appreciation. The Board considered that both Funds invest in equity securities of U.S. and non-U.S. issuers. The Board considered management’s statement that there are many similarities between the two Funds, such as comparable mandates, an overlapping investment universe, and a similar investment style. It also took into account some of the differences between the Funds’ distinct investment approaches. For a full description of the investment objectives and investment strategies of the Acquired Fund and Acquiring Fund, see “Comparison of Investment Objectives, Principal Policies and Strategies.”

●
Operating Expenses.  The Board noted that, if approved by the Acquired Fund’s shareholders, the Reorganization will result in a combined Fund with a total expense ratio that is lower than that of the Acquired Fund currently.  The Board took into account expense information for several periods, and considered that, as of the calendar year ended December 31, 2014, both Class A shares and Class B shares of the Acquired Fund had a total expense ratio that was higher than the total expense ratio of the Class A shares and Class B shares of the Acquiring Fund, respectively.  The Board also considered that the management fee paid by the Acquired Fund to JNAM was higher than the management fee paid by the Acquiring Fund to JNAM.

●	Larger Asset Base. The Board noted that the Reorganization may benefit Contract Owners and others with beneficial interests in the Acquired Fund by allowing them to invest in the Combined Fund that has a larger asset base than that of the Acquired Fund currently. The Board considered that as of September 30, 2015, the Acquired Fund had assets of $421 million as compared to assets of $1 .4 billion for the Acquiring Fund. The Board considered that, according to management, because the Acquired Fund does not have good prospects for growth, increasing its size through a reorganization into the Acquiring Fund appeared to be the best way to offer Contract Owners and other investors comparable investment alternatives with assets that may be operated more efficiently than the Acquired Fund. The Board considered that reorganizing the Acquired Fund into the Acquiring Fund is the best way to offer Contract Owners and other investors the ability to benefit from economies of scale.
●	Performance. The Board noted that the Acquiring Fund has outperformed its benchmark, the MSCI All Country World Index, over the 1-year, 3-year, 5-year, and 10-year periods ended September 30, 2015 and has outperformed the Acquired Fund during three out of five of the last calendar years. The Board also took into account that both the Acquired Fund and the Acquiring Fund have relatively long track records of performance, since both Funds have over ten calendar years of performance history.
●	Investment Adviser and Other Service Providers. The Board considered that the Funds currently have the same investment adviser and administrator, JNAM, and many of the same service providers, with the exception of having different Sub-Advisers. It considered that the Acquired Fund will have the same investment adviser and other service providers after the Reorganization as it has currently. Specifically, it noted that the transfer agent for the Acquiring Fund is the same as for the Acquired Fund and will remain the same after the Reorganization. It further noted that the distributor for shares of the Acquiring Fund, Jackson National Life Distributors LLC, is the same as for the Acquired Fund and will remain the same after the Reorganization. The Board considered that the custodian for the Acquiring Fund, State Street Bank and Trust Company, is different from the custodian for the Acquired Fund, J.P. Morgan Chase Bank, N.A., but that the custodian for the Acquiring Fund will remain the same after the Reorganization. The Board noted that the Acquired Fund is sub-advised by Capital Guardian Trust Company and the Acquiring Fund is sub-advised by OppenheimerFunds, Inc., and it considered that after the Reorganization, the Combined Fund will be sub-advised by OppenheimerFunds, Inc. The Board discussed how this change would benefit the Acquired Fund’s shareholders, considering management’s general concerns about the Acquired Fund. It took into account those concerns about the Acquired Fund’s sub-adviser (e.g., the fact that the Acquired Fund is managed by a team of global sector analysts and that the sub-adviser has not been transparent about analyst team changes). The Board discussed whether it would benefit the shareholders to replace the Fund’s sub-adviser rather than merging it into the Acquiring Fund and how such a replacement would affect the Fund’s fees. The Board considered management’s high level of conviction in the Acquiring Fund, as well as management’s confidence in the Acquiring Fund’s sub-adviser. See “Comparison of Investment Adviser and Sub-Adviser.”
●	Federal Income Tax Consequences. The Board took into account that Contract Owners are not expected to have adverse tax consequences as a result of the Reorganization. It considered that the Reorganization is expected to be a tax-free reorganization under Section 368(a)(1) of the Code for the Funds and is not is not expected to result in any material adverse federal income tax consequences to shareholders of the Acquired Fund.
●	Costs of Reorganization. The Board considered that the costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction as well as the costs associated with obtaining a consent of independent registered public accounting firm, will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization.  The Board also considered that each Fund will bear its proportionate share of the Transaction Costs associated with the Reorganization and that such Transaction Costs are estimated to be $236,787.  Please see “Additional Information about the Reorganization” below for more information.

In summary, in determining whether to recommend approval of the Reorganization, the Board considered factors including (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of the Acquired Fund’s and Acquiring Fund’s shareholders’, Contract Owners’, and plan participants’ interests; (2) the compatibility of the Funds’ investment objectives, investment strategies and investment restrictions, as well as shareholder services offered by the Funds; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to the Acquired Fund’s and Acquiring Fund’s shareholders, Contract Owners, and plan participants of having a larger asset base in the Combined Fund; (5) the relative historical performance of the Funds and similarly managed strategies; (6) the management of the Funds; (7) the federal income tax consequences of the Reorganization; and (8) the costs of the Reorganization. No one factor was determinative and each Trustee may have attributed different weights to the various factors.
For the reasons described above, the Board, including the Independent Trustees, determined that the Reorganization would be in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of the Acquired Fund’s and the Acquiring Fund’s Contract Owners and other investors would not be diluted as a result of the Reorganization. At the Board meeting held on December 8-9, 2015, the Board voted unanimously to approve the Reorganization and recommended its approval by Contract Owners and others with beneficial interests in the Acquired Fund.
Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of a Fund’s risk factors, please see Appendix B “More Information on Strategies and Risk Factors.”

Federal Income Tax Consequences of the Reorganization

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Acquired Fund disposes of assets prior to the completion of the Reorganization.  It is expected that the Reorganization will qualify as a tax-free reorganization under Section 368(a)(1) of the Code, in which event no gain or loss will be recognized by the Acquired Fund or its shareholders.  As a condition to the closing of the Reorganization, the Funds will receive an opinion from tax counsel substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and subject to certain qualifications, the Reorganization is more likely than not to qualify as a tax-free reorganization under Section 368(a)(1) of the Code.

The Acquired Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization.  The Acquired Fund will recognize gain or loss upon such dispositions; any such gains will be distributed to Acquired Fund shareholders or the Acquired Fund will otherwise be eligible to claim, and will claim, a dividends-paid deduction for such amounts.

Contract Owners with premiums or contributions allocated to the investment divisions of the Separate Accounts as well as others that are invested in Acquired Fund shares generally will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

Contract Owners and other investors are urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other taxes.

Contingency Plan

If the Reorganization is not approved by shareholders, the Funds will continue to operate as they currently do and the Board will consider what actions are appropriate and in the best interests of Contract Owners that have assets invested in the Funds.
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
Management of the Trust
This section provides information about the Trust, the Adviser, and the Sub-Adviser for the Acquiring Fund.
The Trust
The Trust is organized as a Massachusetts business trust and is registered with the SEC as an open-end management investment company.  Under Massachusetts law and the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Board of Trustees.  The Acquiring Fund is a series of the Trust.
The Adviser
Jackson National Asset Management, LLC (“JNAM”), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Prudential plc is also the ultimate parent of M&G Investment Management Limited, PPM America, Inc. and Eastspring Investments (Singapore) Limited.
JNAM acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement.  The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time upon 60 days’ notice by JNAM, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon its assignment. The Investment Advisory and Management Agreement provides that JNAM shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.  As compensation for its services, the Trust pays JNAM a fee in respect of each Fund as described in that Fund’s Prospectus.
JNAM and the Trust, together with other investment companies of which JNAM is investment adviser, have been granted an exemption from the SEC that allows JNAM to hire, replace or terminate unaffiliated sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders.  The order also allows JNAM to materially amend a sub-advisory agreement with unaffiliated sub-advisers with the approval of the Board of Trustees, but without shareholder approval.  However, any amendment to an advisory agreement between the Adviser and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval.  Under the terms of the exemption, if a new sub-adviser is hired by JNAM, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change.  The order allows the Funds to operate more efficiently and with greater flexibility.  JNAM provides the following oversight and evaluation services to the Funds, including, but not limited to the following services: performing initial due diligence on prospective sub-advisers for the Funds; monitoring the performance of sub-advisers; communicating performance expectations to the sub-advisers; and ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.

Management Fees
As compensation for its services, JNAM receives a fee from the Trust computed separately for the Acquiring Fund, accrued daily and payable monthly.  The fee JNAM receives from the Acquiring Fund is set forth below as an annual percentage of the net assets of the Acquiring Fund.
Acquiring Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets)	Aggregate Fee Paid to Adviser in Fiscal Year Ended December 31, 2014 (Annual Rate Based on Average Net Assets)
Oppenheimer Fund	$0 to $300 million Over $300 million	0.70% 0.60%	0.63%

JNAM selects, contracts with, and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. JNAM monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund, reviews the performance of such sub-advisers and reports periodically on such performance to the Board of Trustees of the Trust.  Under the terms of each of the Sub-Advisory Agreements, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Board of Trustees of the Trust.  The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in its Prospectus.  Each sub-adviser implements such programs by purchases and sales of securities.  Each sub-adviser regularly reports to JNAM and the Board of Trustees of the Trust with respect to the implementation of such programs.  As compensation for its services, each sub-adviser receives a fee from JNAM computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund.
As compensation for its services for the Acquiring Fund, the Sub-Adviser, OppenheimerFunds, Inc., receives a sub-advisory fee that is payable by JNAM.  The sub-advisory fee schedule is set forth below:
Acquiring Fund	Assets	Sub-Advisory Fee (Annual Rate Based on Average Net Assets)
Oppenheimer Fund	$0 to $350 million $350 to $800 million $800 million to $1 billion Over $1 billion	0.35% 0.30% 0.25% 0.23%

A discussion of the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements is available in the Trust’s Annual Report to shareholders for the year ended December 31, 2014 and will be available in the Trust’s Annual Report to shareholders for the year ended December 31, 2015.
In addition to the investment advisory fee, the Acquiring Fund currently pays to JNAM (“Administrator”) an Administrative Fee as an annual percentage of the average daily net assets of the Fund as set forth below.

Acquiring Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
Oppenheimer Fund	$0-$3 billion Over $3 billion	0.15% 0.13%

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds.  In addition, the Administrator, at its own expense, arranges and pays for routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses, including brokerage commissions, interest and taxes, and other non-operating expenses.  Each Fund is also responsible for nonrecurring and extraordinary legal fees, registration fees, licensing costs, a portion of the Chief Compliance Officer costs, Independent Trustees liability insurance, and the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees.
The Sub-Adviser
The Acquiring Fund’s investments are selected by OppenheimerFunds, Inc., the Fund’s sub-adviser.  The following table describes the Acquiring Fund’s sub-adviser, portfolio manager, and the portfolio manager’s business experience.  Information about the portfolio manager’s compensation, other accounts he manages and his ownership of securities of the Acquiring Fund is available in the Trust’s Statement of Additional Information dated April 27, 2015, as supplemented.
Acquiring Fund	Sub-Adviser & Portfolio Managers	Business Experience
Oppenheimer Fund	OppenheimerFunds, Inc. 225 Liberty Street 11th Floor New York, New York 10281-1008 Portfolio Manager Rajeev Bhaman, CFA
Rajeev Bhaman has been Director of Global Equities of Oppenheimer since January 2013.  Mr. Bhaman has been a Senior Vice President of Oppenheimer since May 2006 and was a Vice President of Oppenheimer from January 1997 to May 2006.  He is the person principally responsible for the day-to-day management of the Acquiring Fund’s portfolio.  Mr. Bhaman has been a manager of the Acquiring Fund since August 2004 and a Portfolio Manager at Oppenheimer since January 1997.  He is a portfolio manager and an officer of other portfolios in the Oppenheimer complex. He has earned the right to use the Chartered Financial Analyst designation.

Additional Information

Classes of Shares
The Trust has adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act.  Under the multi-class plan, the Acquiring Fund has two classes of shares, Class A and Class B.  The Class A shares and Class B shares of the Acquiring Fund represent interests in the same portfolio of securities, and will be substantially the same except for “class expenses.”  The expenses of the Acquiring Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class.  “Class expenses” will include any distribution or administrative or service expense allocable to the appropriate Class and any other expense that JNAM determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or Contract owners funded by shares of such Class) materials such as Prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

Distribution Arrangements
Jackson National Life Distributors LLC (the “Distributor”), 7601 Technology Way, Denver, Colorado 80237, is the principal underwriter to the Trust. The Trust has adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan (“Plan”).  The Board of Trustees of the Trust, including all of the Independent Trustees, must approve, at least annually, the continuation of the Plan.  Under the Plan, certain funds of the Trust will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund’s average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests.  The Distributor, as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.
The Distributor also has certain relationships with the sub-advisers of the Trust and their affiliates.  The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser’s participation.  A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.  In addition, the Distributor acts as distributor of the Contracts issued by the Insurance Companies.
Payments to Broker-Dealers and Financial Intermediaries
Only Separate Accounts, registered investment companies, and qualified and certain non-qualified plans of the Insurance Companies may purchase shares of the Acquiring Fund.  If an investor invests in the Fund under a Contract or a plan that offers a Contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web-site for more information.
Investment in Trust Shares
Shares of the Trust are currently sold to Separate Accounts of the Insurance Companies to fund the benefits under certain Contracts; to qualified and certain unqualified retirement plans; and to other regulated investment companies that in turn are sold to Separate Accounts.  The Separate Accounts, through their various sub-accounts, invest in designated Funds and purchase and redeem the shares of the Funds at their net asset value (“NAV”). There is no sales charge.
Shares of the Acquiring Fund are not available to the general public directly.  The Acquiring Fund is managed by a sub-adviser who also may manage publicly available mutual funds having similar names and investment objectives.  While the Acquiring Fund may be similar to, and may in fact be modeled after, publicly available mutual funds, purchasers should understand that the Acquiring Fund is not otherwise directly related to any publicly available mutual fund.  Consequently, the investment performance of any such publicly available mutual funds and the Acquiring Fund may differ substantially.
The NAV per share of the Acquiring Fund is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day that the New York Stock Exchange is open.  Calculations of the NAV per share of the Acquiring Fund may be suspended by the Trust’s Board of Trustees in accordance with Rule 22c-1 under the 1940 Act.  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  Purchase orders must be received by the Insurance Company, as the agent of the Funds, by the close of the regular trading session of the New York Stock Exchange on any given day in order to obtain that day’s NAV per share.  Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.
The Trust’s Board of Trustees has adopted procedures pursuant to which JNAM may determine, subject to Board verification, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate.  Under these procedures, in general the “fair value” of a security shall be the amount determined by JNAM in good faith that the owner of such security might reasonably expect to receive upon its current sale.
The Trust’s Board of Trustees has established a pricing committee to review fair value determinations.  The pricing committee will also review restricted and illiquid security values, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions) and determine/review fair values pursuant to the “Pricing Policies and Procedures” adopted by the Board of Trustees of the Trust.
The Acquiring Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Acquiring Fund does not price its shares.  As a result, the Acquiring Fund’s NAV may change on days when shareholders are not able to purchase or redeem the Acquiring Fund’s shares.
Because the calculation of the Acquiring Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Acquiring Fund’s NAV (“time-zone arbitrage”).  Accordingly, the Trust’s procedures for pricing of portfolio securities also authorize JNAM, subject to verification by the Trustees, to determine the “fair value” of such foreign securities for purposes of calculating the Acquiring Fund’s NAV.  When fair valuing such foreign securities, JNAM will adjust the closing prices of all foreign securities held in the Acquiring Fund’s portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining the Acquiring Fund’s NAV.  When fair-value pricing is employed, the foreign securities prices used to calculate the Acquiring Fund’s NAV may differ from quoted or published prices for the same securities.
These procedures seek to minimize the opportunities for time zone arbitrage in the Acquiring Fund that invests all or substantial portions of its assets in foreign securities, thereby seeking to make the Fund significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices.  However, these procedures may not completely eliminate opportunities for time zone arbitrage because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.
All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  The Trust does not issue share certificates.
“Market Timing” Policy
The interests of the Acquiring Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other Contract Owners invested in the Separate Accounts.  Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Acquiring Fund shares held by long-term shareholders and have other adverse effects on the Acquiring Fund.  This type of excessive short-term trading activity is referred to herein as “market timing.”  The Acquiring Fund is not intended as a vehicle for market timing.  The Trust’s Board of Trustees has adopted the policies and procedures set forth below with respect to frequent trading of Acquiring Fund shares.
The Acquiring Fund, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, “service providers”) with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a shareholder from a sub-account investing in the Acquiring Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in the Acquiring Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and the Acquiring Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. The Insurance Companies have entered into agreements with the Trust to provide upon request certain information on the trading activities of Contract Owners in an effort to help curtail market timing.
In addition to identifying any potentially disruptive trading activity, the Acquiring Fund’s Board of Trustees has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for the Acquiring Fund.  The Trust’s “fair value” pricing policy applies to all Funds where a significant event has occurred.  The Acquiring Fund’s “fair value” pricing policy is described under “Investment in Trust Shares” above.
The practices and policies described above are intended to deter and curtail market timing in the Acquiring Fund.  However, there can be no assurance that these policies, together with those of the Insurance Companies, and any other insurance company that may invest in the Acquiring Fund in the future, will be totally effective in this regard.
Share Redemption
Investors redeem shares to make benefit or withdrawal payments under the terms of the Contracts or other arrangements.  Redemptions typically are processed on any day on which the Trust and the New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Insurance Company.  Redemption requests must be received by the Insurance Company, as the agent of the Funds, by the close of the regular trading session of the New York Stock Exchange on any given business day in order to obtain that day’s NAV per share.
The Trust may suspend the right of redemption only under the following unusual circumstances:
•	When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;
•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Dividends and Other Distributions
The Funds generally distribute most or all of their net investment income and their net realized gains, if any, no less frequently than annually.  Dividends and other distributions by a Fund are automatically reinvested at net asset value in shares of the distributing class of that Fund.
Tax Status
The Acquiring Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code.  The Acquiring Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, does not expect to be required to pay any federal income or excise taxes.  The interests in the Acquiring Fund are owned by one or more Separate Accounts that hold such interests pursuant to Contracts and by various funds of the Trust, which are regulated investment companies under Subchapter M of the Code, by qualified and certain non-qualified pension plans and by Jackson National.
The Acquiring Fund is treated as a corporation separate from the Trust for purposes of the Code.  Therefore, the assets, income, and distributions of the Acquiring Fund are considered separately for purposes of determining whether or not the Acquiring Fund qualifies for treatment as a regulated investment company.

Because the shareholders of the Acquiring Fund are Separate Accounts of variable insurance contracts, qualified and unqualified retirement plans and certain other registered investment companies, there are no tax consequences to those shareholders from buying, holding, exchanging and selling shares of the Acquiring Fund.  Distributions from the Acquiring Fund are not taxable to those shareholders.  However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.
The Acquiring Fund intends to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax-advantaged status of the Contracts issued by Separate Accounts.  The Investment Advisory and Management Agreement and Sub-Advisory Agreement require the Acquiring Fund to be operated in compliance with these diversification requirements.  The Sub-Adviser may depart from the investment strategy of the Acquiring Fund only to the extent necessary to meet these diversification requirements.
FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of the Acquired Fund and the Acquiring Fund for the period of the Acquired Fund’s and the Acquiring Fund’s operations.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Acquired Fund or the Acquiring Fund (assuming reinvestment of all dividends and distributions). The following table provides selected per share data for one share of the Acquired Fund and the Acquiring Fund.  The information does not reflect any charges imposed under a Contract.  If charges imposed under a variable contract were reflected, the returns would be lower.  You should refer to the appropriate Contract prospectus regarding such charges.
The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information as of June 30, 2015 has not been audited. Each Fund’s financial statements are included in the Funds’ Annual and Semi-Annual Reports, which are available upon request.

JNL Series Trust Sub-Advised Funds
Financial Highlights
For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Capital Guardian Global Diversified Research Fund
Class A
06/30/2015*	$31.44	$0.16	$2.14	$2.30	$–	$–		$33.74	7.32%	$457,364	21%	1.07%	1.07%	0.96%
12/31/2014	30.95	0.29	0.44	0.73	(0.24)	–		31.44	2.35	425,397	34	1.07	1.07	0.92
12/31/2013	25.41	0.25	5.64	5.89	(0.35)	–		30.95	23.23 (e)	419,923	28	1.07	1.07	0.88
12/31/2012	21.97	0.35	3.38	3.73	(0.29)	–		25.41	17.02	343,838	32	1.08	1.08	1.47
12/31/2011	23.23	0.27	(1.31)	(1.04)	(0.22)	–		21.97	(4.51)	299,322	39	1.08	1.08	1.17
12/31/2010	20.92	0.21	2.25	2.46	(0.15)	–		23.23	11.77	436,897	30	1.08	1.08	1.00
Class B
06/30/2015*	31.76	0.19	2.17	2.36	–	–		34.12	7.43	422	21	0.87	0.87	1.16
12/31/2014	31.26	0.35	0.45	0.80	(0.30)	–		31.76	2.53	404	34	0.87	0.87	1.12
12/31/2013	25.65	0.31	5.70	6.01	(0.40)	–		31.26	23.48 (e)	416	28	0.87	0.87	1.08
12/31/2012	22.17	0.40	3.42	3.82	(0.34)	–		25.65	17.28	366	32	0.88	0.88	1.68
12/31/2011	23.40	0.33	(1.29)	(0.96)	(0.27)	–		22.17	(4.12)	308	39	0.88	0.88	1.41
12/31/2010	21.05	0.25	2.27	2.52	(0.17)	–		23.40	12.01	311	30	0.88	0.88	1.21
JNL/Oppenheimer Global Growth Fund
Class A
06/30/2015*	14.19	0.11	1.36	1.47	–	–		15.66	10.36	1,529,341	8	0.98	0.98	1.48
12/31/2014	14.26	0.16	0.12	0.28	(0.08)	(0.27)		14.19	1.91	1,233,220	20	0.99	0.99	1.11
12/31/2013	11.40	0.11	2.87	2.98	(0.12)	(0.00	)(f)	14.26	26.24	987,372	15	0.99	0.99	0.88
12/31/2012	9.55	0.14	1.82	1.96	(0.11)	–		11.40	20.54	636,096	34	1.01	1.01	1.33
12/31/2011	10.47	0.13	(0.99)	(0.86)	(0.06)	–		9.55	(8.22)	546,730	19	1.01	1.01	1.25
12/31/2010	9.14	0.09	1.31	1.40	(0.07)	–		10.47	15.38	401,636	25	1.06	1.06	0.97
Class B
06/30/2015*	14.39	0.13	1.38	1.51	–	–		15.90	10.49	1,132	8	0.78	0.78	1.65
12/31/2014	14.45	0.19	0.12	0.31	(0.10)	(0.27)		14.39	2.08	1,019	20	0.79	0.79	1.30
12/31/2013	11.54	0.14	2.91	3.05	(0.14)	(0.00	)(f)	14.45	26.52	1,030	15	0.79	0.79	1.12
12/31/2012	9.66	0.16	1.85	2.01	(0.13)	–		11.54	20.82	839	34	0.81	0.81	1.49
12/31/2011	10.59	0.15	(1.01)	(0.86)	(0.07)	–		9.66	(8.11)	631	19	0.81	0.81	1.40
12/31/2010	9.23	0.11	1.34	1.45	(0.09)	–		10.59	15.68	616	25	0.86	0.86	1.16

*	The information provided as of June 30, 2015 has not been audited.
(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)	Total return assumes reinvestment of all distributions for the period. Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(d)	Portfolio turnover is not annualized for periods of less than one year.
(e)
Total return for the Fund includes class action settlement proceeds. The return for Class A and Class B, respectively, without the class action settlement proceeds was as follows:  JNL/Capital Guardian Global Diversified Research Fund - 23.15% and 23.40%.

(f)	Amount represents less than $0.005.

VOTING INFORMATION
The following information applies to the Reorganization of the Acquired Fund and Acquiring Fund for which you are entitled to vote.
The Meeting
The Meeting will be held at 10:00 a.m. Eastern Time, on March 21, 2016, at 1 Corporate Way, Lansing, Michigan 48951, together with any adjournment thereof.  The Meeting is being held to consider and vote on the Plan of Reorganization, which provides for the reorganization of the Capital Guardian Fund into the Oppenheimer Fund, and any other business that may properly come before the Meeting.  Only shareholders of the Acquired Fund are entitled to vote on this matter.

A copy of the Plan of Reorganization is attached hereto as Appendix A of this Proxy Statement/Prospectus.
The Board fixed the close of business on January 22, 2016, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.
Quorum and Voting
The Declaration of Trust for the Trust, dated June 1, 1994, provides that thirty percent of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, and that thirty percent of the aggregate number of shares in any Fund that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Fund at a shareholders meeting.

The Declaration of Trust further provides that shares may be voted in person or by proxy.  A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. A proxy shall be revocable at any time prior to its exercise by a written notice addressed to and received by the Secretary of the Trust.  Unless otherwise specified in the proxy, the proxy shall apply to all shares of each Fund owned by the shareholder.

Required Vote
The Declaration of Trust does not confer on shareholders a right to vote on consolidation or termination of a series of that Trust. However, SEC rules under the 1940 Act require approval by a majority of the outstanding voting securities of the Acquired Fund. Thus a majority of the outstanding voting securities of the Acquired Fund is required to approve its Reorganization.
Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve the Proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the Proposal.
Contract Owner Voting Instructions
The Trust is organized as a Massachusetts business trust.  Shares of the Trust currently are sold only to Separate Accounts of the Insurance Companies to fund the benefits of variable insurance contracts, to qualified and certain non-qualified employee benefit plans of Jackson National or directly to the Insurance Companies.  In addition, shares of the Trust are sold to certain funds organized as funds-of-funds.  Although the Insurance Companies legally own all of the shares of the Fund held in their respective Separate Accounts that relate to the Contracts, a portion of the value of each Contract is invested by the Insurance Companies, as provided in the Contract, in shares of one or more funds.
Contract Owners have the right under the interpretations of the 1940 Act to instruct the relevant Insurance Company how to vote the shares attributable to their Contract.  Contract Owners at the close of business on the Record Date will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session.  The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract Owners with assets invested in the Acquired Fund.  Shares for which the Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares for which the Insurance Company receives no timely voting instructions from a Contract Owner will be voted by the applicable Insurance Company either for or against approval of the applicable Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners have provided voting instructions to the Insurance Company.  The Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners.  As a result, a small number of Contract Owners may determine the outcome of the vote.
Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Contract as of the Record Date.  The Insurance Companies have fixed the close of business on March 17, 2016 as the last day on which voting instructions will be accepted, other than those provided in person at the Meeting.
Proxy and Voting Instruction Solicitations
The Board of the Trust is soliciting proxies from shareholders of the Acquired Fund.  The Insurance Companies are the shareholders of record and are soliciting voting instructions from their Contract Owners as to how to vote at the Meeting.  In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Trust, JNAM or officers or employees of the Insurance Companies.
JNAM, as the Trust’s administrator, has retained the services of Computershare Fund Services (“Computershare”), 280 Oser Avenue, New York, New York 11788, to assist in the tabulation of voting instructions.  The anticipated cost of the services to be provided by Computershare in connection with this proxy solicitation is approximately $ 8,102.
The costs of printing and mailing of the Notice, this Proxy Statement/Prospectus, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM.  The Trust does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.
Adjournments
Any authorized voting instructions will be valid for any adjournment of the Meeting.  If the management of the Trust receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes.  Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment.  The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against the Proposal.
Revocation of Voting Instructions
Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation.  Only the Contract Owner executing the voting instructions can revoke them.  The Insurance Companies will vote the shares of the Acquired Fund in accordance with all properly executed and un-revoked voting instructions.

Outstanding Shares and Principal Shareholders
The Insurance Companies will vote on the Reorganization as instructed by their Contract Owners.  As of January 22, 2016, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund.
Because the shares of the Funds are sold only to the Insurance Companies, certain funds of the Trust organized as funds-of-funds, and certain qualified and nonqualified retirement plans, the Insurance Companies, through the Separate Accounts which hold shares in the Trust as funding vehicles for the Contracts and certain retirement plans, are the owner of record of substantially all of the shares of the Trust.  In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes.  The table below shows the number of outstanding shares of the Acquired Fund as of the Record Date that are entitled to vote at the Meeting.
Fund	Total Number of Outstanding Shares
Capital Guardian Fund – Class A	14,013,851.538
Capital Guardian Fund – Class B	14,121.469

As of the Record Date, January 22, 2016, no persons owned 5% or more of the shares of the Acquired Fund either beneficially or of record.
*            *            *            *            *

APPENDIX A
PLAN OF REORGANIZATION

JNL SERIES TRUST
JNL/CAPITAL GUARDIAN GLOBAL DIVERSIFIED RESEARCH FUND
JNL/OPPENHEIMER GLOBAL GROWTH FUND

This Plan of Reorganization has been entered into on April 22, 2016, by JNL SERIES TRUST (the “Trust”), a Massachusetts business trust, on behalf of its JNL/CAPITAL GUARDIAN GLOBAL DIVERSIFIED RESEARCH FUND (the “Capital Guardian Fund,” or the “Acquired Fund”), and JNL/OPPENHEIMER GLOBAL GROWTH FUND (the “Oppenheimer Fund,” or the “Acquiring Fund”).
WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission in accord with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), each as an open-end management investment company, and each has established several separate series of shares (“funds”), with each fund having its own assets and investment policies;
WHEREAS the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has determined that the transaction described herein is fair and reasonable, that participation in the transaction described herein is in the best interests of the Acquired Fund, and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the transactions described herein;
WHEREAS Article IV, Section 3 of the Trust’s Declaration of Trust, dated June 1, 1994 (the “Declaration of Trust”), authorizes the Board of Trustees to conduct the business of the Trust and carry on its operations; and
WHEREAS the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund, subject to the approval of the shareholders of the Acquired Fund;
WHEREAS this Plan of Reorganization is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”);
NOW, THEREFORE, all the assets, liabilities and interests of the Acquired Fund shall be transferred on the Closing Date to the Acquiring Fund, as described below; provided, however, that such transaction shall not occur unless and until this Plan of Reorganization shall have first been approved by a majority of the outstanding voting securities of the Acquired Fund as provided in Section 2(a)(42) of the 1940 Act; and provided further that the Board of Trustees may terminate this Plan of Reorganization at or prior to the Closing Date:
1.	The Closing Date shall be April 22, 2016, or if the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted, or trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of the Trust’s Board of Trustees, accurate appraisal of the value of either the Acquired Fund’s or the Acquiring Fund’s net assets and/or the net asset value per Class A share of Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored;
2.	On or before the Closing Date, and before effecting the reorganization transaction described herein, the Trust shall have received a satisfactory written opinion of legal counsel as to such transaction that the securities to be issued in connection with such transaction have been duly authorized and, when issued in accordance with this Plan of Reorganization, will have been validly issued and fully paid and will be non-assessable by the Trust on behalf of the Acquiring Fund.

A-1

3.	In exchange for all of its shares of the Acquired Fund, each shareholder of such Acquired Fund shall receive a number of shares, including fractional shares, of the Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in such Acquired Fund. Each shareholder of such Acquired Fund shall thereupon become a shareholder of the Acquiring Fund.
4.	For purposes of this transaction, the value of the shares of the Acquiring Fund and the Acquired Fund shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the relevant prospectus of the Trust.
5.	Upon completion of the foregoing transactions, the Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of the Trust’s shares representing such Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the Trust’s Board of Trustees. The Trust’s Board of Trustees and management of the Trust shall take whatever actions may be necessary under Massachusetts law and the 1940 Act to effect the termination of the Acquired Fund.
6.	The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the costs and expenses related to obtaining a consent of independent registered public accounting firm will be borne by Jackson National Asset Management, LLC, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization. The legal expenses associated with the Reorganization, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986 (the “Code”) of the tax treatment of this transaction, will also be borne by Jackson National Asset Management, LLC.
7.	The obligations of the Acquired Fund and the Acquiring Fund to complete the transactions described herein shall be subject to receipt by the Acquired Fund and the Acquiring Fund of an opinion of tax counsel substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and subject to certain qualifications, the Reorganization is more likely than not to qualify as a tax-free reorganization under Section 368(a)(1) of the Code. The delivery of such opinion is conditioned upon receipt by tax counsel of representations it shall request from the Acquired Fund and the Acquiring Fund.
A copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding on any of the Trustees, officers, or shareholders of the Trust individually, but only binding on the assets and properties of the Trust.
IN WITNESS WHEREOF, JNL Series Trust, on behalf of the Capital Guardian Fund and Oppenheimer Fund has caused this Plan of Reorganization to be executed and attested in the City of Chicago, State of Illinois, on the date first written above.
JNL SERIES TRUST

By:
Mark D. Nerud, Trustee. President and CEO

Attest:
Susan S. Rhee, Vice President
A-2

APPENDIX B
More Information on Strategies and Risk Factors
JNL/Oppenheimer Global Growth Fund
Class A and B

Investment Objective.  The investment objective of the JNL/Oppenheimer Global Growth Fund is to seek capital appreciation.

Principal Investment Strategies.  The Fund invests mainly in common stock of U.S. and foreign companies. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the Fund currently emphasizes its investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid- and large-cap companies.

The Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.

The Sub-Adviser primarily looks for quality companies, regardless of domicile, that have sustainable growth. The Sub-Adviser’s investment approach combines a thematic approach to idea generation with bottom-up, fundamental company analysis. The Sub-Adviser seeks to identify secular changes in the world and looks for pockets of durable change that the Sub-Adviser believes will drive global growth for the next decade. These large scale structural themes are referred to collectively as MANTRA®: Mass Affluence, New Technology, Restructuring, and Aging. The Sub-Adviser does not target a fixed allocation with regard to any particular theme, and may choose to focus on various sub-themes within each theme. Within each sub-theme, the Sub-Adviser employs fundamental company analysis to select investments for the Fund’s portfolio. The economic characteristics he seeks include a combination of high return on invested capital, good cash flow characteristics, high barriers to entry, dominant market share, a strong competitive position, talented management, and balance sheet strength that the Sub-Adviser believes will enable the company to fund its own growth. These criteria may vary. The Sub-Adviser also considers how industry dynamics, market trends and general economic conditions may affect a company’s earnings outlook.

The Sub-Adviser has a long-term investment horizon of typically three to five years. The Sub-Adviser also has a contrarian buy discipline; the Sub-Adviser buys high quality companies that fit the Sub-Adviser’s investment criteria when the valuations underestimate the long-term earnings potential. For example, a company’s stock price may dislocate from its fundamental outlook due to a short-term earnings glitch or negative, short-term market sentiment, which can give rise to an investment opportunity. The Sub-Adviser monitors individual issuers for changes in earnings potential or other effects of changing market conditions that may trigger a decision to sell a security, but do not require a decision to do so.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Company risk
•	Currency risk
•	Cyclical opportunities risk
•	Depositary receipts risk

•	Emerging markets and less developed countries risk
•	Equity securities risk
•	European investment risk
•	Event driven and special situations risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Investment strategy risk
•	Investment style risk
•	Managed portfolio risk
•	Market risk
•	Mid-capitalization investing risk
•	Stock risk

Please see the “Glossary of Risks” section below for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  The Fund’s Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the Fund’s SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Concentration risk
•	Convertible securities risk
•	Counterparty risk
•	Derivatives risk
•	Leverage risk
•	Preferred stock risk
•	Settlement risk
•	Small cap investing risk
•	Temporary defensive positions and large cash positions risk

JNL/Capital Guardian Global Diversified Research Fund
Class A and B

Investment Objective.  The investment objective of the JNL/Capital Guardian Global Diversified Research Fund is long-term growth of capital.

Principal Investment Strategies.  The investment objective of the Fund is to seek long-term growth of capital and income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio consisting of equity securities of U.S. and non-U.S. issuers. The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $1 billion at the time of purchase.

Although the Fund intends to concentrate its investments in the types of securities described above, the Fund may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the Fund can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The Fund may also invest in equity securities of developing country (emerging market) issuers.

Consistent with the Fund’s objectives, it may from time to time purchase derivative securities, such as forward currency contracts and currency futures and options, to, among other reasons, manage foreign currency exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.  Derivatives will not be used, however, to leverage the Fund’s exposure above its total net assets.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Currency risk
•	Derivatives risk
•	Emerging markets and less developed countries risk
•	Equity securities risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Investments in IPOs risk
•	Managed portfolio risk

Please see the “Glossary of Risks” section below for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  The Fund’s Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the Fund’s SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  Special situations. The Fund may invest in “special situations” from time to time.  A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.  Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security.  Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.  The impact of this strategy on the Fund will depend on the Fund’s size and the extent of its holdings of special situation issuers relative to total net assets.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Convertible securities risk
•	Counterparty risk
•	Investment style risk
•	Market risk
•	Mid-capitalization investing risk
•	Portfolio turnover risk
•	Settlement risk
•	Temporary defensive positions and large cash positions risk

Glossary of Risks

Company risk – Investments in U.S. and/or foreign traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial conditions.  For example, poor earnings performance of a company may result in a decline in its stock price.

Concentration risk – To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Industry
Companies within an industry are often faced with the same economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry, and their common stock may react similarly and move in unison to these and other market conditions.  As a result, stocks within a certain industry in which the Fund invests may be more volatile, and carry greater risk of adverse developments affecting many of the Fund’s holdings, than a mixture of stocks of companies from a wide variety of industries.

Geographic
To the extent that the Fund has a significant level of investment in issuers in particular countries, the Fund’s performance is expected to be closely tied to social, political and economic conditions within countries in those regions and to be more volatile than the performance of more geographically diversified funds.   The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time.  In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Security
The Fund’s portfolio may invest in a limited number of securities.  As compared to other Funds, this could subject the Fund to additional risk if one of the portfolio securities declines in price, or if certain sectors of the market experience a downturn.  It may take additional time to sell all or part of a Fund’s investment in a particular security, and consequently, concentrating portfolio investments may also limit the ability of the Fund to take advantage of other investment opportunities.

Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities.  Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price.  While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.  A convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock, since it derives a portion of its value from the common stock into which it may be converted. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies.

The value of convertible and debt securities may fall when interest rates rise.  Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations.  Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.  Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

Counterparty risk – A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because there is more time for events to occur that may prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives will be affected by rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Currency risk – Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies may decline in value, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged.

Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.  The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions.

Cyclical opportunities risk –The Fund might seek to take tactical advantage of anticipated events in the business cycle evidencing growth potential, short-term market movements or changes affecting particular issuers or industries.  If the anticipated events do not occur, the value of the stock could fall, which in turn could depress the Fund’s share prices.  Cyclical stocks may tend to increase in value quickly during economic upturns, but they also tend to lose value quickly in economic downturns.  These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

Depositary receipts risk – Investments in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are subject to certain risks.  ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  EDRs and GDRs typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation.  Where the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in a country that does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. A Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. A Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may be issued in sponsored or un-sponsored programs.  In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program.  Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program.  To the extent the Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis, as the issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material.

Depositary receipts involve many of the same risks as direct investments in foreign securities, these risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and, speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk.

Derivatives risk – Certain Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, counterparty risk, credit risk and management risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index.  The Fund’s investment manager must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment.  The Fund’s investment manager must correctly predict price, credit or their applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment.  The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio.  If the Fund’s investment manager uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful.  To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments.  The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.  The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to utilize derivatives when it wishes to do so.

The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.  Certain derivative transactions may have a leveraging effect on the Fund.  For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments.  As a result a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain.  The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument.  The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements.  The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).  While certain of the rules are effective, other rules are not yet final and/or effective, so its ultimate impact remains unclear.  The Dodd-Frank Act substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.”  It is possible that government regulation of various types of derivative instruments could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.  Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts (and certain related swap positions).  All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded and, as a result, the investment manager’s trading decisions may have to be modified or positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment manager or its affiliates may be aggregated for this purpose.  The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. Other future regulatory developments may also impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. The investment manager cannot predict the effects of any new governmental regulation that may be implemented or the ability of a Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa.  Investments in emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well.  Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  There may be government policies that restrict investment by foreigners, greater government influence over the private sector, and a higher risk of a government taking private property.  Moreover, economies of emerging market countries may be dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.  Underdeveloped securities exchanges and low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures which could result in ownership registration being completely lost.  Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets.  Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, including confiscatory taxes on investment proceeds and other restrictions on the ability of foreign investors to withdraw their money at will, or from problems in security registration or settlement and custody.  Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.  The Fund will also be subject to the risk of negative foreign currency rate fluctuations.  Investments in emerging market securities tend to be more volatile than investments in developed countries.

Less developed countries, or frontier market countries, are emerging market countries that are considered to be among the smallest, least mature and least liquid.  Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.   They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

European investment risk – Investing in Europe involves many of the same risks as investing in foreign securities generally.  In addition, investing in Europe poses some unique risks.  Europe includes both developed and emerging markets. Most developed countries in Western Europe are members of the European Union (EU) and many are also members of the European Economic and Monetary Union (“EMU”).  The EU is an economic and political union of most western European countries and a growing number of eastern European countries. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the EMU, which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”).

The global economic crisis of the past several years has caused severe financial difficulties for many EU countries, pushing some to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Some of those countries have depended on, and may continue to be dependent on, the assistance from others such as the ECB, the International Monetary Fund, or other governments and institutions to address those issues. Failure by one or more EU countries to implement reforms or attain a certain performance level imposed as a condition of assistance, or an insufficient level of assistance, could deepen or prolong the economic downturn which could have a significant adverse effect on the value of investments in those and other European countries. By adopting the euro as its currency, members of the EMU are subject to fiscal and monetary controls that could limit to some degree the ability to implement their own economic policies. Additionally, EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.

Event driven and special situations risk – At times, the Fund may seek to benefit from what are considered “special situations,” such as mergers, acquisitions, consolidations, liquidations, spin-offs, tender or exchange offers, reorganizations, restructurings or other unusual events, that are expected to affect a particular issuer. Such special situations may involve so-called “distressed companies” the debt obligations of which typically are unrated, lower-rated, in default or close to default.  Also, securities of distressed companies are generally more likely to become worthless.  There is a risk that the expected change or event might not occur, which could cause the price of the security to fall, perhaps sharply. In that case, the investment might not produce the expected gains or might cause a loss. This is an aggressive investment technique that may be considered speculative.

Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Funds may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Funds may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Funds’ expenses and may limit the Funds’ performance.

Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Such events may adversely affect the value of securities issued by companies in foreign countries or regions. This risk is especially high in emerging markets. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. There may be less publicly available information and more volatile or less liquid markets. Investments in foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular.  Investments in emerging market countries and/or their securities markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.  In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in using these investment strategies may not produce the returns expected by the investment manager, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Investment style risk – The returns from a certain investment style may trail returns from the overall stock market.  For example, value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends.  A value stock may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. As another example, growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings.  Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met their valuations may return to more typical norms, causing their stock prices to fall.  Over market cycles, different investment styles may sometimes outperform other investment styles (for, example, growth investing may outperform value investing).

Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Investments in IPOs risk – The Fund may purchase shares issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition. The Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Fund’s total returns during any period that the Fund has a small asset base. As the Fund’s assets grow, any impact of IPO investments on the Fund’s total return may decline.

Leverage risk – Certain transactions, such as reverse repurchase agreements, loans of portfolio securities, dollar rolls, buy backs, futures, forwards, and the use of when-issued, delayed delivery or forward commitment transactions, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, thus causing the Fund to be more volatile.  To minimize these risks, the Funds attempt to segregate (cover) liquid assets sufficient to cover the value of such transactions.  Such coverage techniques may not always be successful and the Funds could lose money.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund.  There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.  Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk.  Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due.  Bond value typically declines if the issuer’s credit quality deteriorates.  Interest rate risk is the risk that interest rates will rise and the value of bonds will fall.  A broad-based market drop may also cause a bond’s price to fall.

Securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions.  Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities.  In addition, the markets may not favor a particular kind of security, such as dividend-paying securities, and may not favor equities or bonds at all.

Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies.  Mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Portfolio turnover risk – The Fund may actively trade securities or instruments in seeking to achieve its objective.  Doing so may increase transaction costs, which may reduce performance.  Active trading also may increase realized short-term capital gains and losses.

Preferred stock risk – Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected.  When a Fund enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.  In addition, when a Fund trades securities in foreign markets, especially in emerging and frontier markets, settlement and clearance procedures may differ significantly from those in the United States.  Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.  At times, settlements in certain foreign countries have not kept pace with the number of securities transactions.  These problems may make it difficult for a Fund to carry out transactions.  If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period.  If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Small cap investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones.  Small caps may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  Many small capitalization companies may be in the early stages of development.  Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.  The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and Sub-Adviser transitions, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments.  During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective.  Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

STATEMENT OF ADDITIONAL INFORMATION
JANUARY 29, 2016

JNL SERIES TRUST
JNL/Capital Guardian Global Diversified Research Fund
(a series of JNL Series Trust)
 (the “Acquired Fund”)
AND
JNL/Oppenheimer Global Growth Fund
(a series of JNL Series Trust)
 (the “Acquiring Fund”)
1 Corporate Way
 Lansing, Michigan 48951
(517) 381-5500

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
JNL/Capital Guardian Global Diversified Research Fund	JNL/Oppenheimer Global Growth Fund
This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of the Acquired Fund into the Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities (the “Reorganization”).  This SAI is available to separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York with amounts allocated to the Acquired Fund and to other shareholders of the Acquired Fund as of January 22, 2016.
This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:
(1)            The Acquired Fund’s and Acquiring Fund’s Statement of Additional Information dated April 27, 2015, as supplemented (File Nos. 033-87244 and 811-8894);
(2)            The Annual Report to Shareholders of the Acquired Fund and Acquiring Fund for the fiscal year ended December 31, 2014 (File Nos. 033-87244 and 811-8894);
(3)            The Semi-Annual Report to Shareholders of the Acquiring Fund and Acquired Fund for the period ended June 30, 2015 (File Nos. 033-87244 and 811-8894).
This SAI is not a prospectus.  A Proxy Statement and Prospectus dated January 29, 2016, relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the Trust at 1 Corporate Way, Lansing, Michigan 48951 or calling (517) 381-5500.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL INFORMATION
JNL/Capital Guardian Global Diversified Research Fund merging into JNL/Oppenheimer Global Growth Fund
The unaudited pro forma information provided herein should be read in conjunction with the annual and semi-annual reports of JNL/Capital Guardian Global Diversified Research Fund (“Capital Guardian Fund”) and JNL/Oppenheimer Global Growth Fund (“Oppenheimer Fund”) dated December 31, 2014 and June 30, 2015, respectively.  All of the member reports are on file with the SEC and are available at no charge.
The unaudited pro forma information set forth below for the twelve months ended June 30, 2015 is intended to present supplemental data as if the proposed Reorganization of Capital Guardian Fund (the “Acquired Fund”) into Oppenheimer Fund (the “Acquiring Fund”) (collectively, the “Funds”) had occurred as of July 1, 2014. The Reorganization is intended to combine the Acquired Fund with a similar fund currently advised by Jackson National Asset Management, LLC (“JNAM” or “Funds Management”). The Acquiring Fund is advised by JNAM.  Subject to member approval, the Reorganization is expected to be effective as of the close of business on April 22, 2016, or on a later date agreed upon by the Trust (the “Closing Date”).
The Reorganization provides for the acquisition of all the assets and all the liabilities of the Acquired Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, shareholders of the Acquired Fund would become shareholders of the Acquiring Fund.

The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986 (the “Code”) of the tax treatment of this transaction as well as the costs associated with obtaining a consent of independent registered public accounting firm, will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization.  Each Fund will bear its proportionate share of the transaction expenses based on the relative net asset value of each Fund at the time of the Reorganization , which typically includes but is not limited to trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (“Transaction Costs”), associated with the Reorganization.  Such Transaction Costs are estimated to be $236,787.

The Funds currently have the same adviser, administrator, distributor, and fund accounting agent. Each service provider has entered into an agreement with JNAM which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund.
As of June 30, 2015, the net assets of the Acquired Fund and the Acquiring Fund were $457,786,225 and $1,530,473,414, respectively. The net assets of the pro forma combined fund as of June 30, 2015 would have been $1,988,022,852 had the Reorganization occurred on that date.  The actual net assets of the Acquired Fund and the Acquiring Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.  No assurance can be given as to how many shares of the Acquiring Fund will be received by members of the Acquired Fund on the Closing Date.
On a pro forma basis for the twelve months ended June 30, 2015, the proposed Reorganization would result in a decrease of $508,108 in management fees had the Reorganization occurred on July 1, 2014.  No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.
The proposed Reorganization is not expected to be a taxable event for federal income tax purposes for Contract Owners. It is expected that the Reorganization will be a tax-free transaction under Section 368(a)(1) of the Code for the Funds.  The Reorganization is not expected to result in any material adverse federal income tax consequences to the shareholders of the Acquired Fund.

If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Acquired Fund and Acquiring Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required. As of June 30, 2015, the Acquired Fund had $1,248,772 in capital loss carryforwards all of which expires in 2017.  The Acquiring Fund had no net capital loss carryforwards.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholders Meeting 1 Corporate Way Lansing, MI 48951 on March 21, 2016

Please detach at perforation before mailing.

PROXY	JNL/CAPITAL GUARDIAN GLOBAL DIVERSIFIED RESEARCH FUND, A SERIES OF JNL SERIES TRUST THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES SPECIAL MEETING OF SHAREHOLDERS – MARCH 21, 2016	PROXY

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Special Meeting of Shareholders of JNL/Capital Guardian Global Diversified Research Fund, a series of JNL Series Trust, to be held at 1 Corporate Way, Lansing, Michigan, 48951 on Monday, March 21, 2016 at 10:00 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy.  If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposal specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date	CGG_27340_113015

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders of JNL/Capital Guardian Global Diversified Research Fund,
a series of JNL Series Trust
To Be Held on March 21, 2016

The Proxy Statement for the Meeting and the accompanying Notice of Special Meeting of Shareholders and the form of proxy card are available at https://www.proxy-direct.com/jac-27340

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

		FOR	AGAINST	ABSTAIN
1.
To approve the Plan of Reorganization, adopted by the JNL Series Trust’s Board of Trustees, which provides for the reorganization of the JNL/Capital Guardian Global Diversified Research Fund, a series of JNL Series Trust, into the JNL/Oppenheimer Global Growth Fund, also a series of JNL Series Trust.
		[ ]	[ ]	[ ]

2.	To transact such other business as may properly come before the Meeting or any adjourment thereof.

EVERY VOTE IS IMPORTANT!  PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!
CGG_27340_113015

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholders Meeting 1 Corporate Way Lansing, MI 48951 on March 21, 2016

Please detach at perforation before mailing.

JNL/CAPITAL GUARDIAN GLOBAL DIVERSIFIED RESEARCH FUND, A SERIES OF JNL SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
SPECIAL MEETING OF SHAREHOLDERS – MARCH 21, 2016

[INSURANCE COMPANY NAME DROP-IN]
The undersigned contract owner hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an “Insurance Company” and together the “Insurance Companies”) to vote all shares of JNL/Capital Guardian Global Diversified Research Fund, a series of JNL Series Trust, attributable to his or her variable annuity contract or variable life insurance contract (“Variable Contract”) at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, 48951, on Monday, March 21, 2016 at 10:00 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 17, 2016, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Account I, Jackson National Separate Account III, Jackson National Separate Account IV, and Jackson National Separate Account V and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I, JNLNY Separate Account II, and JNLNY Separate Account IV.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed.  If this voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the proposal specified on the reverse side.  This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it.  If Variable Contract is held jointly, each holder should sign.  When signing in a representative capacity, please give title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date	CGG_27340_VI_113015

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders of JNL/Capital Guardian Global Diversified Research Fund,
a series of JNL Series Trust
To Be Held on March 21, 2016

The Proxy Statement for the Meeting and the accompanying Notice of Special Meeting of Shareholders and the voting instruction card are available at https://www.proxy-direct.com/jac-27340

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

		FOR	AGAINST	ABSTAIN
1.
To approve the Plan of Reorganization, adopted by the JNL Series Trust’s Board of Trustees, which provides for the reorganization of the JNL/Capital Guardian Global Diversified Research Fund, a series of JNL Series Trust, into the JNL/Oppenheimer Global Growth Fund, also a series of JNL Series Trust.
		[ ]	[ ]	[ ]

2.	To transact such other business as may properly come before the Meeting or any adjourment thereof.

EVERY VOTE IS IMPORTANT!  PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!
CGG_27340_VI_113015